LSA VARIABLE SERIES TRUST

                             Aggressive Growth Fund
                           Capital Appreciation Fund
                            Diversified Mid-Cap Fund
                               Mid Cap Value Fund
                                Basic Value Fund
                                 Blue Chip Fund

                      STATEMENT OF ADDITIONAL INFORMATION

            June 25, 2001 as amended and restated on October 4, 2001

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the current Prospectus dated June 25, 2001 of the Trust and the Funds. To obtain the Prospectus or Annual Report please call 1-800-865-5237. This Statement of Additional Information is intended to provide additional information about the activities and operations of the Trust and the Funds and should be read in conjunction with the Prospectus.

     You can review the Trust's Prospectus as well as other reports relating to the Trust at the Public Reference Room of the Securities and Exchange Commission ("SEC").

     You can get text-only copies:

          For a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. Telephone: (202) 942-8090 or; free, from the SEC's Internet website at http://www.sec.gov.

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


TABLE OF CONTENTS                                               PAGE
-----------------                                               ----

The Trust and the Funds                                         B - 3

Investment Objectives and Policies                              B - 3

Board of Trustees                                               B - 26

Code of Ethics                                                  B - 28

Capital Structure                                               B - 28

Control Persons                                                 B - 29

Investment Management Arrangements                              B - 29

Fund Expenses                                                   B - 31

Portfolio Transactions and Brokerage                            B - 32

Determination of Net Asset Value                                B - 33

Purchase and Redemption of Shares                               B - 34

Suspension of Redemptions and Postponement
of Payments                                                     B - 34

Investment Performance                                          B - 34

Taxes                                                           B - 39

Custodian, Transfer Agent, Fund Accountant
and Administrator                                               B - 42

Distributor                                                     B - 42

Independent Auditors                                            B - 42

Appendix A                                                      B - 43

                            THE TRUST AND THE FUNDS

     This Statement of Additional Information relates to six of the LSA Series Trust's (the "Trust") twelve portfolios: the Aggressive Growth Fund, the Capital Appreciation Fund, the Diversified Mid-Cap Fund, the Mid Cap Value Fund, the
Basic Value Fund, and the Blue Chip Fund (each referred to as a "Fund" and together as the "Funds"). The Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust was formed as a Delaware business trust on March 2, 1999. Shares of the Funds are sold exclusively to insurance company separate accounts as a funding vehicle for variable life insurance or variable annuity contracts, including separate accounts of Allstate Life Insurance Company ("Allstate Life") and its insurance company subsidiaries.

     LSA Asset Management LLC (the "Manager"), located at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, is a wholly owned subsidiary of Allstate Life and is the investment manager of each Fund. The specific investments of each Fund are managed on a day-to-day basis by investment advisers ("Advisers") selected by the Manager.

                       INVESTMENT OBJECTIVES AND POLICIES

A.   FUNDAMENTAL RESTRICTIONS OF THE FUNDS

     Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the holders of the applicable Fund's outstanding voting securities. Under the 1940 Act, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the shares of a Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (2) the holders of more than 50% of the outstanding shares of the Fund. Those investment policies that are not fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the "Board") without a shareholder vote under the 1940 Act. In addition, each Fund's investment objective may be changed without a shareholder vote.

FOR ALL FUNDS OTHER THAN DIVERSIFIED MID-CAP FUND

     Each Fund may not:

     1. Issue senior securities. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, obtaining of short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, short sales against the box, the purchase or sale of permissible options and futures transactions (and the use of initial and maintenance margin arrangements with respect to futures contracts or related options transactions), the purchase or sale of securities on a when issued or delayed delivery basis, permissible borrowings entered into in accordance with a Fund's investment policies, and reverse repurchase agreements are not deemed to be issuances of senior securities or purchasing on margin;

     2. Borrow money, except from banks and then only if immediately after each such borrowing there is asset coverage of at least 300% (including the amount borrowed) as defined in the 1940 Act. For purposes of this investment restriction, reverse repurchase agreements, mortgage dollar rolls, short sales, futures contracts, options on futures contracts, securities or indices, when issued and delayed delivery transactions and securities lending shall not constitute borrowing for purposes of this limitation to the extent they are covered by a segregated account consisting of appropriate liquid assets or by an offsetting position;

     3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities a Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933 (the "1933 Act");

     4. Purchase or sell real estate, except that a Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (e.g., real estate investment trusts ("REITs")), (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities, (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (vi) invest in real estate limited partnerships;

     5. Invest in commodities, except that a Fund may (i) invest in securities of issuers that invest in commodities, and (ii) engage in permissible options and futures transactions and forward foreign currency contracts, entered into in accordance with the Fund's investment policies;

     6. Make loans, except that a Fund may (i) lend portfolio securities in accordance with the Fund's investment policies in amounts up to 33 1/3% of the Fund's total assets (including collateral received) taken at market value, (ii) enter into fully collateralized repurchase agreements, and (iii) purchase debt obligations in which the Fund may invest consistent with its investment policies;

     7. Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. For these purposes, each Adviser determines appropriate industry classification which means that different Funds will use different industry classification standards;

     In addition, each Fund will operate as a "diversified" fund within the meaning of the 1940 Act. This means that with respect to 75% of a Fund's total assets, a Fund will not purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities ) if:

     o such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

     o such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

FOR THE DIVERSIFIED MID-CAP FUND

The following are fundamental investment restrictions which relate only to the Diversified Mid-Cap Fund:

     1. With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer;

     2. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended;

     3. Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

     4. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

     5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund's total assets would be invested in companies whose principal business activities are in the same industry;

     6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     8. Lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

     THE FOLLOWING INVESTMENT RESTRICTIONS, PERTAINING ONLY TO THE DIVERSIFIED MID-CAP FUND, ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER
APPROVAL:

     (i) The Diversified Mid-Cap Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (ii)  The Diversified Mid-Cap Fund may borrow money only (a) from a bank or
           (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment restrictions (3)).

     (iii) The Diversified Mid-Cap Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings under Section 18(f)(1) of the 1940 Act shall be maintained in the manner contemplated by that Section. For the purposes of determining all investment restrictions, each Fund currently interprets "total assets" to exclude collateral received for securities lending transactions.

B. MISCELLANEOUS INVESTMENT PRACTICES

     The following discussion provides additional information about the types of securities which may be purchased by one or more of the Funds, including information about certain non-fundamental investment restrictions, and about risk factors. An investor in a Fund would be exposed to all of the investment risks associated with the securities purchased by that Fund. Therefore, these risks should be considered carefully by all prospective investors. In addition, due to the numerous factors that affect investment results, it is not possible to identify every possible risk factor.

     All investment limitations that are expressed as a percentage of a Fund's assets are applied as of the time a Fund purchases a particular security, except those limitations relating to a Fund's asset coverage requirements applicable to certain borrowings under Section 18 of the 1940 Act. For purposes of determining all investment restrictions, each Fund currently interprets "total assets" to exclude collateral received for securities lending transactions.

     Not all Funds will necessarily engage in all of the strategies discussed below, even where it is permissible for a Fund to do so.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES

     Each Fund may hold cash items and invest in money market instruments under appropriate circumstances as determined by the Advisers in consultation with the Manager. Each Fund may invest up to 100% of its assets in cash or money market instruments for temporary defensive purposes. The Diversified Mid-Cap may invest up to 100% of its total assets in preferred stocks and investment-grade debt instruments for temporary defensive purposes.

     Money market instruments include (but are not limited to): (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

     Money market instruments are subject, to a limited extent, to credit risk. Credit risk is the possibility that the issuer of a security may fail to repay interest and principal in a timely manner. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the possibility that a foreign government will not let U.S. dollar-denominated assets leave the country; the possibility that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and the possibility that adverse political or economic developments will affect investments in a foreign country.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

     Each Fund may purchase certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

REPURCHASE AGREEMENTS

     Each Fund is permitted to enter into fully collateralized repurchase agreements. The Funds' Board has established standards for evaluation of the creditworthiness of the banks and securities dealers with which the Funds may engage in repurchase agreements. The Board also monitors, on a quarterly basis, each Adviser's compliance with such standards. The Fund will enter into repurchase agreements only with banks and broker/dealers believed by the Manager to present minimal credit risks in accordance with guidelines approved by the Board of Trustees and in consultation with the Advisers. The Manager will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, any rating of the institution or its debt by independent rating agencies and other relevant factors.

     A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold to a Fund at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller of the security. The resale price would be in excess of the purchase price, reflecting an agreed upon market interest rate.

     The Advisers will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price (including interest).

     Further, a Fund could experience delays in liquidating the underlying securities while it enforces its rights to the collateral; below normal levels of income; decline in value of the underlying securities; or a lack of access to income during this period. A Fund may also incur unanticipated expenses associated with enforcing its rights in connection with a repurchase agreement transaction.

     Each of the Funds, may (subject to an order obtained by the Adviser and issued by the Securities and Exchange Commission), together with other registered investment companies managed by the particular Fund's Adviser or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which may be invested in one or more repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

     Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. A Fund will establish a segregated account with its custodian bank in which the Fund will maintain liquid assets equal in value to a Fund's obligations in respect of any reverse repurchase agreements.

DEBT SECURITIES

     Each  Fund is  permitted  to  invest  in  debt  securities  including:  (1)
securities  issued  or  guaranteed  as to  principal  or  interest  by the  U.S.
Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's"); and (5) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other non-U.S. issuers. Debt securities may be classified as investment grade debt securities and non-investment grade debt securities.

INVESTMENT GRADE DEBT SECURITIES

     Each Fund is permitted under its investment policies to invest in debt securities rated within the four highest rating categories (i.e., Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P) (or, if unrated, securities of comparable quality as determined by an Adviser). Appendix A contains descriptions of the ratings of the ratings services. These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, the Adviser will use its discretion in determining whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (i.e., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by an Adviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories. Such securities lack outstanding investment characteristics and have speculative characteristics. Ratings made available by S&P and Moody's are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, an Adviser also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

BELOW INVESTMENT GRADE DEBT SECURITIES

     Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P rating category of "BB"
includes "BB+", "BB" and "BB-". If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Securities in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of a Fund's shares. If a security is downgraded, the Adviser will use its discretion in determining whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. A Fund's ability to achieve its investment objectives may depend to a greater extent on the Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities.

     The Diversified Mid-Cap Fund may invest up to 10% of its total assets in any quality debt securities. The Capital Appreciation Fund may invest up to 35% of its total assets in below investment grade debt securities. The Blue Chip Fund and the Basic Value Fund will not invest in below investment grade debt securities.

     Junk bonds pay higher interest yields in an attempt to attract investors. Junk bonds may be issued by small, less-seasoned companies, or by larger companies as part of a corporate restructuring such as a merger, acquisition or leveraged buy out. However, junk bonds have special risks that make them riskier investments than investment-grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than are lower-yielding, investment-grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a greater possibility that an issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency.

     These risks mean that the Funds investing in junk bonds may not achieve the expected income from lower-grade securities, and that the net asset value per share of such Funds may be affected by declines in the value of these securities. However, the Funds' limitations on investing in junk bonds may reduce some of these risks.

     The  market  value of  certain  of these  securities  also  tend to be more sensitive to individual corporate developments and changes in economic conditions than do higher quality bonds. Additionally, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

MORTGAGE-RELATED SECURITIES

     Each Fund may invest in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others.

Each Fund may also invest in other types of mortgage backed securities. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. A Fund may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties.

     In general, there are several risks associated with mortgage-related securities. One is the risk that the monthly cash inflow from the underlying loan may be insufficient to meet the monthly payment requirements of the mortgage-related security.

     Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

     Collateralized Mortgage Obligations ("CMOs") are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

     Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Adviser, the investment restriction limiting a Fund's investment in illiquid investments to not more than 15% of the value of its net assets is applicable. See the information found under the heading "Illiquid Securities."

     The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk which is the risk that prepayments of the underlying mortgages may shorten the life of the investment, adversely affecting yield to maturity. The yield characteristics of the mortgage securities differ from those of traditional debt securities.
Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. Evaluation of the risks associated with prepayment and determination of the rate at which prepayment will occur, is influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, and slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (i.e., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. As noted, the mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment scenarios, a Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective at "locking in" a specified interest rate than are conventional bonds or certain types of U.S. government securities.

     REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs, under applicable regulatory requirements, for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, adverse general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically by property type or in certain other respects, these risks may be heightened. A Fund that invests in a REIT will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which that Fund invests.

ASSET-BACKED SECURITIES

     Each Fund may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. The Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited.

     Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may entail features that make them less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, such as credit card receivables, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws granting protection to the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not support payments on these securities.

EQUITY SECURITIES

     Each Fund may invest in equity securities which include common stocks, preferred stocks (including convertible preferred stock), depositary receipts and rights to acquire such securities (such as warrants). In addition, the Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. These convertible debt securities are considered equity securities for purposes of the Funds' investment policies and limitations. Generally, the Funds' equity securities will consist mostly of common stocks.

     The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than the bonds and other debt to actual or perceived changes in the company's financial condition or progress.

RIGHTS AND WARRANTS

     Each Fund may invest in warrants, which are certificates that give the holder the right to buy a specific number of shares of a company's stock at a stipulated price within a certain time limit (generally, two or more years). A right refers to the right of an existing shareholder to purchase shares of a new issue of stock in proportion to the number of shares the investor already owns. Rights are valued separately and may be purchased in the secondary market. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a right or warrant does not necessarily change in tandem with the value of the underlying securities, and a right or warrant ceases to have value if it is not exercised prior to its expiration date.

SMALL CAPITALIZATION SECURITIES

     Each Fund may invest in equity securities (including securities issued in initial public offerings) of companies with small market capitalizations at the time of purchase ("Small Capitalization Securities"). Companies with small market capitalizations typically include those companies listed on the Russell 2000 Index. As of June 30, 2000, the largest company in the Russell 2000 Index had a market capitalization of $1.5 billion or less. Because the issuers of

Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources and may have less historical data with respect to operations and management. As a result, Small Capitalization Securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. In addition, companies whose securities are offered in initial public offerings may be more dependent on a limited number of key employees. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

NON-U.S. SECURITIES

     Each Fund is permitted to invest a portion of its assets in non-U.S. securities, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") and other similar types of instruments. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a non-U.S. issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on non-U.S. securities exchanges and are denominated in non-U.S. currencies. The value of an ADR, EDR, or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in non-U.S. securities. When selecting securities of non-U.S. issuers, the Manager or the respective Adviser will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

     Investing in securities issued by non-U.S. issuers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers. Less information may be available about non-U.S. issuers compared with U.S. issuers. For example, non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. In addition, the values of non-U.S. securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of non-U.S. currencies, application of non-U.S. tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

     Investing in non-U.S. sovereign debt will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions with the relevant country. Many foreign countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Many foreign countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

     From time to time, each Fund may invest in securities of issuers located in emerging market countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

     "Emerging markets" are located in the Asia-Pacific region, Eastern Europe, Latin America, South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. A Fund may be required to establish special custodian or other arrangements before making investments in securities of issuers located in emerging market countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

CURRENCY TRANSACTIONS

     Each Fund may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon, and exchange listed and OTC options on currencies.

     Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

     A Fund may enter into currency transactions only with counterparties determined to be creditworthy by an Adviser, subject to approval by the Manager.

     A Fund may also enter into options and futures contracts relative to a foreign currency to hedge against fluctuations in foreign currency rates. The use of forward currency transactions and options and futures contracts relative to a foreign currency to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of a Fund's underlying securities. A Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a spot basis and may also purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency, the Fund will segregate cash or liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, or otherwise cover its position in a manner permitted by the SEC.

     A Fund would incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

OPTIONS AND FUTURES CONTRACTS

     Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selection and durations in accordance with the Fund's investment objectives and policies.

     In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, and for cash flow management, a Fund may employ certain hedging and risk management techniques. These techniques include the purchase and sale of options, futures and options on futures involving equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices. Although these hedging transactions are intended to minimize the risk of loss due to a decline in the value of the hedged security, asset class or currency, certain of them may limit any potential gain that might be realized should the value of the hedged security increase. A Fund may engage in these types of transactions for the purpose of enhancing returns. The use of options can also increase a Fund's transaction costs.

     The techniques described herein will not always be available to the Funds, and it may not always be feasible for a Fund to use these techniques even where they are available. For example, the cost of entering into these types of transactions  may be  prohibitive  in some  situations.  In  addition,  a Fund's ability to engage in these transactions may also be limited by tax considerations and certain other legal considerations.

     A Fund may write covered call options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

     The Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange fluctuations on foreign securities the particular Fund holds in its portfolio or that it intends to purchase. For example, if a Fund enters into a contract to purchase securities denominated in foreign currency, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

     In addition, a Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices. Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities.

     A Fund may write covered options only. "Covered" means that, so long as a Fund is obligated as the writer of a call option on particular securities or currency, it: (1) will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or (2) will establish or maintain with its custodian for the term of the option a segregated account consisting of liquid assets. A Fund will cover any put option it writes on particular securities or currency by maintaining a segregated account with its custodian as described above.

     To hedge against fluctuations in currency exchange rates, a Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations. This provides an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-U.S. security, the Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-U.S. security position. The Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire or to increase or decrease equity exposure in managing cash flows.

     The Funds also may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-U.S. security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-U.S. securities. A Fund may write a covered call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-U.S. securities.

     Options on indexes are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, a

Fund will be required to deposit and maintain liquid assets with a custodian equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian additional liquid assets equal in value to the deficiency.

     To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for "bona fide hedging" purposes (as defined by regulations of the CFTC), the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the Fund has entered into. However, the "in-the-money" amount of such options may be excluded in computing the 5% limit. Adoption of this guideline will not limit the percentage of a Fund's assets at risk to 5%. In addition, each Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Fund's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     A Fund's use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") involves certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include:

o dependence on the ability of an Adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets;

o imperfect correlation between movements in the price of the securities or currencies hedged or used for cover;

o the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests;

o lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position;

o possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations; and

o the possible need to defer closing out certain options, futures contracts, options hereon and forward contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended, (the "Code").

     In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, it may be that a Fund would have been in a better position had it not used such a strategy at all. The Funds' ability to engage in certain investment strategies, including hedging techniques, may be limited by tax considerations, cost considerations and other factors.

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits, and in the case of options obligating a Fund to purchase securities may require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such futures contracts and options to the extent not covered by an offsetting position.

     While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

     Perfect correlation between a Fund's futures positions and portfolio positions is impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

     Some futures contracts or options on futures may be inherently illiquid or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily price limit is reached no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

     The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on an Adviser's ability to predict correctly the direction and degree of movements in interest rates. Although it is believed that use of the hedging and risk management techniques described above will benefit the Funds, if an Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

SWAP AGREEMENTS

     A Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange (swap) the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments equal to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments equal to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     A Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be covered by liquid assets having an aggregate net asset value at least equal to the accrued excess maintained by the Fund's custodian in a segregated account. If a Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. A Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined to be creditworthy by an Adviser, subject to approval by the Manager. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

     A Fund may invest in equity swaps. As noted, equity swaps allow one party to exchange the dividend income or other components of return on an equity investment for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of particular securities in circumstances in which
direct   investment  may  be  restricted  for  legal  reasons  or  is  otherwise impractical.

     The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms an Adviser believes are advantageous to such Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Because interest rate swaps, caps, collars and floors are privately negotiated transactions rather than publicly traded, they may be considered to be illiquid securities. To the extent that an Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. Equity swaps are very volatile. To the extent that an Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

STRUCTURED INVESTMENTS

     Each Fund may enter into Structured Investments. Structured Investments are derivative securities that are convertible into, or the value of which is based upon the value of, other debt or equity securities or indices or other factors. Currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices (such as the S&P 500) may be used. The amount a Fund receives when it sells a Structured Investment or at maturity of a Structured Investment is not fixed, but is based on the price of the underlying security or index or other factor. Particular Structured Investments may be designed so that they move in conjunction with or differently from their underlying security or index in terms of price or volatility. It is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of Structured Investments) will be influenced by the same types of political and economic events that affect particular issuers of fixed income and equity securities and capital markets generally. Structured Investments also may trade differently from their underlying securities. Structured Investments generally trade on the secondary market, which is fairly developed and liquid. However, the market for such securities may be shallow compared to the market for the underlying securities or the underlying index. Accordingly, periods of high market volatility may affect the liquidity of Structured Investments, making high volume trades possible only with discounting.

     Structured Investments are a relatively new innovation and may be designed to have various combinations of equity and fixed income characteristics. The following sections describe four common types of Structured Investments. A Fund may invest in other Structured Investments, including those that may be developed in the future, to the extent that the Structured Investments are otherwise consistent with the Fund's investment objective and policies.

        LYONS

     Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs is typically lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount on the date of redemption, which amounts to the lower-than-market yield. A Fund would receive only the lower-than-market yield unless the underlying common stock increase in value at a substantial rate. LYONs are an attractive investment when it appears that they will increase in value due to the rise in value of the underlying common stock.

        PERCS

     Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, a Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock. Investors that seek current income find PERCS attractive because PERCS provide a higher dividend income than that paid with respect to a company's common stock.

        ELKS

     Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under a trust indenture. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, a Fund may be compensated with the higher yield, contingent on how well the underlying common stock performs. Investors that seek current income find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock. The return on ELKS depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuers of ELKS may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using ELKS over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using ELKS is that they may be used as a form of hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

        STRUCTURED NOTES

     Structured Notes are derivative securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more "factors". These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices (such as the S&P 500). In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. A Fund would use Structured Notes to tailor its investments to the specific risks and returns an Adviser wishes to accept while avoiding or reducing certain other risks.

RISK MANAGEMENT

     Each Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep a Fund fully invested and to reduce the transaction costs associated with incoming and outgoing cash flows. Where equity futures are used to "equitize" cash, the objective is to match the notional value of all futures contracts to a Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to a Fund's cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage they include, as do all leveraged transactions, the possibility of losses or gains that are greater than if these techniques involved the purchase and sale of the securities themselves.

ILLIQUID SECURITIES

     Each Fund is permitted to invest in illiquid securities. No illiquid securities will be acquired if upon the purchase thereof more than 15% of a Fund's net assets would consist of illiquid securities. If, through a change in values, net assets, or other circumstances, any Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

     "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. In addition, under current interpretations of the Staff of the SEC, the following types of securities in which a Fund may invest will be considered illiquid:

   o   repurchase agreements and time deposits maturing in more than seven days;
   o certain restricted securities (securities whose public resale is subject to legal or contractual restrictions);
   o options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and
   o any other securities in which a Fund may invest that are not readily marketable.

     Each Fund may purchase certain restricted securities commonly known as Rule 144A securities that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the Board. A Fund may not be able to sell illiquid securities when an Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. A sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of liquid securities. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value. Further, the purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

SHORT SALES

     Each Fund may make short sales of securities. The Funds may also make short sales against the box. The Capital Appreciation Fund may also engage in short sales other than against the box. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. A Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. A Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid high grade debt obligations. A Fund will also be required to deposit in a segregated account established and maintained with such Fund's custodian, liquid assets to the extent necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, a Fund will incur a loss. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. In a "short sale against the box," at the time of the sale, a Fund owns or has the immediate and unconditional right to acquire at no additional cost the security and maintains that right at all times when the short position is open. A Fund other than Diversified Mid-Cap Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box).

     As a result of recent tax legislation, short sales may not generally be used to defer the recognition of gain for tax purposes with respect to appreciated securities in a Fund's portfolio.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if an Adviser deems it advisable. The purchase of securities on a when-issued basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will maintain, in a segregated account, liquid assets having a value equal to or greater than the Fund's purchase commitments in respect of any obligations relating to when-issued or delayed delivery securities; a Fund will likewise segregate securities sold on a delayed-delivery basis.

INVESTING IN OTHER INVESTMENT COMPANIES

     Each Fund is permitted to invest in other investment companies including investment companies which are not registered under the 1940 Act. Each Fund may invest in investment companies located outside the United States. Investments in other investment companies will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Pursuant to Section 12(d)(1) of the 1940 Act, a Fund will not purchase a security of an investment company, if as a result: (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund, or (3) more than 5% of the Fund's total assets would be invested in any one such investment company; unless an exemption from the limitations of Section 12(d)(1) is available.

     The Funds may also purchase certain exchange-traded funds, such as Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are American Stock Exchange - traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. With regard to each Fund, SPDRs and other similar types of instruments would be subject to the requirements of Section 12(d)(1) of the 1940 Act.

     The Funds may invest in World Equity Benchmark Shares ("WEBS") consistent with the limitations of Section 12(d)(1) of the 1940 Act. WEBS are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Composite Index ("MSCI") indices for specified countries. WEBS are listed on the American Stock Exchange ("AMEX") and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their net asset values. However, WEBS have a limited operating history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

PORTFOLIO SECURITIES LENDING

     Each of the Funds may lend its portfolio securities to broker/dealers and other institutions as a means of earning interest income. The borrower is required to deposit as collateral, liquid assets that at all times will be at least equal to 100% of the market value of the loaned securities and such amount will be maintained in a segregated account of the respective Fund. While the securities are on loan the borrower will pay the respective Fund any income accruing thereon.

     Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

     The Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times; and (2) the value of all loaned securities of the Fund (not including transactions that are covered by a segregated account or an offsetting position) would not be more than 33 1/3% of the Fund's total assets taken at the time of the loan (including collateral received in connection with any loans). Please note, for the Diversified Mid-Cap Fund all security lending is limited to 33 1/3%.

     Under present regulatory policies, loans of portfolio securities may be made to financial institutions such as brokers or dealers and are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund is required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from investment of the collateral. A Fund does not have the right to vote any loaned securities having voting rights during the existence of the loan, but a Fund could call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities default. However, the loans are made only to firms deemed by the Advisers to be of good standing under guidelines established by the Manager and the Board, and only when, in the judgment of an Adviser, the money which can be earned by loaning the particular securities justifies the attendant risks.

     The Funds do not intend to engage in the lending of any other assets other than securities, except to the extent of assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of direct debt instruments. (The limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

                               BOARD OF TRUSTEES

     The Board of Trustees of the Trust (the "Board") is responsible for overseeing all operations of the Funds, including supervising the Manager. The Manager is responsible for overseeing the Advisers and establishing and monitoring investment guidelines for the Trust. The Trustees and officers of the Trust, some of whom are directors and officers of Allstate Life and its affiliates, and their principal business occupations for the last five years, are set forth below. Trustees who are deemed to be "interested persons" of the Trust under the 1940 Act are indicated by an asterisk next to their respective names.

TRUSTEES:

     Listed below are the names of the Trustees of the Trust, along with each Trustee's age, business address, and principal business occupation(s) during the previous five years.


--------------------------------------------------------------------------------------------------------------------
                                                                                Principal Occupation(s)
Name, Address, and Age                  Position(s) Held with Trust             During Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------

Robert S. Engelman, Jr. (59)            Trustee                                 (1998-Present), Chairman of the Board,
MB Financial Inc.                                                               MB Financial Inc. (Successor to Avondale
1200 N. Ashland Avenue                                                          Financial Corp.); (1993-1998), President
Chicago, Illinois  60622                                                        and Chief Executive Officer, Avondale Financial
                                                                                Corp./Avondale Bank.

                                      B-26

Karen J. May (43)                       Trustee                                 (1998-Present) Vice President, Global Planning
180 Pembroke                                                                    and Staffing; (1997-1998), Vice President,
Lake Forest, Illinois 60045                                                     International Finance; (1994-1997), Vice
                                                                                President, Corporate Audit, Baxter
                                                                                International Inc.

Arthur S. Nicholas (71)                 Trustee                                 (1993-Present), Owner-President, The Antech Group.
655 Oak Road
Barrington, Illinois 60010

Michael J. Velotta* (55)                Trustee                                 1994-Present), General Counsel, Allstate Life
3100 Sanders Road                                                               Insurance Company.
Northbrook, Illinois 60062

(
Thomas J. Wilson* (43)                  Chairman of the Board                   (1999-Present), President, Allstate Life
3100 Sanders Road                                                               Insurance Company; (1995-1998), Vice
Northbrook, Illinois 60062                                                      President, Senior Vice President, Chief
                                                                                Financial Officer and Director, Allstate
                                                                                Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------

* Trustees who are interested persons of the Trust.

OFFICERS:

Listed below are the names of the officers of the Trust, along with each officer's age, business address, position held with the Trust, and principal business occupation(s) during the previous five years.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal Occupation(s)
Name, Address, and Age                  Position(s) Held with Trust             During Past Five Years

Jeanette Donahue (51),                  Vice President and  Chief               (1995-Present), Director, Allstate Life
3100 Sanders Road                       Operations Officer                      Insurance Company.
Northbrook, Illinois 60062

Todd Halstead (44)                      Treasurer                               (1995-Present), Director, Allstate Life
3100 Sanders Road                                                               Insurance Company.
Northbrook, Illinois 60062

John R. Hunter (46)                     President                               (1995-Present), Vice President, Allstate
3100 Sanders Road                                                               Life Insurance Company.
Northbrook, Illinois 60062

Cynthia Surprise (54)                   Secretary                               (1999-Present), Director and Counsel,
Investors Bank & Trust Co.                                                      Investors Bank & Trust Company; (1995-1999),
200 Clarendon Street                                                            Vice President, State Street Bank &
Boston, MA  02116                                                               Trust Company.

Bruce A. Teichner (41)                  Assistant Secretary                     (1998-Present), Associate Counsel,
3100 Sanders Road                                                               Allstate Financial; (1994-1998),
Northbrook, Illinois 60062                                                      Assistant Counsel, Allstate Insurance Company.

Douglas G. Wolff (35)                   Vice President, Investments             (1995-Present), Director, Allstate Life
3100 Sanders Road                                                               Insurance Company.
Northbrook, Illinois 60062
-----------------------------------------------------------------------------------------------------------------------------------


COMPENSATION OF OFFICERS AND TRUSTEES

     The Funds  pay no  salaries  or  compensation  to any  officer  or  Trustee
affiliated   with  the  Manager  or  Investors   Bank  and  Trust  Company  (the

"Administrator"). The chart below sets forth estimated fees to be paid by the Funds for the fiscal year ending December 31, 2001 to the non-interested Trustees and certain other information.

                                                                                                        Estimated
                                Estimated               Pension or                                      Total Compensation
                                Aggregate               Retirement Benefits     Estimated Annual        From the Funds and
                                Compensation            Accrual as Part of      Benefits Upon           Complex Paid to
Name                            From the Funds          Fund Expenses           Retirement              Trustee*
----                            --------------          -------------------     ----------------        ------------------

Robert S. Engelman, Jr.         $4,500                  -0-                     -0-                     $19,500

Karen J. May                    $4,500                  -0-                     -0-                     $19,500

Arthur S. Nicholas              $4,500                  -0-                     -0-                     $19,500


Each non-interested Trustee receives an annual fee of $15,000, which is paid quarterly. Non-interested Trustees will be compensated an additional $1,000 per fiscal year for each additional Fund added to the Trust.

* The Fund complex consists of the Aggressive Growth Fund, the Capital Appreciation Fund, the Diversified Mid-Cap Fund, the Mid Cap Value Fund, the Basic Value Fund, the Blue Chip Fund, the Emerging Growth Equity Fund, the Focused Equity Fund, the Growth Equity Fund, the Disciplined Equity Fund, the Value Fund, and the Balanced Fund.

                                 CODE OF ETHICS

     Rule 17j-1 under the Investment Company Act of 1940, as amended, addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires funds, their investment advisers and distributors to adopt a code of ethics and to report periodically to the board on issues raised under its code of ethics. To implement compliance with these requirements, the Trust, the Manager and the Distributor have adopted and agreed to be governed by a joint code of ethics and each of the Advisers has adopted and agreed to be governed by its individual codes of ethics (the "Codes of Ethics"), each containing provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts with regard to the personal securities transactions of their employees and access persons. The Codes of Ethics permits personal investing transactions of the Trust's, the Manager's, the Distributor's and the Advisers' employees and access persons which avoid conflicts of interest with the Trust.

     Information about these Codes of Ethics may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the Codes of Ethics may also be obtained on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

                               CAPITAL STRUCTURE

     The Trust was organized under Delaware law on March 2, 1999. The Trust is a Delaware Business Trust and has the authority to authorize and issue an unlimited number of shares. The Board may reclassify authorized shares to increase or decrease the allocation of shares among the Funds or to add any new Funds. The Board has the power, from time to time and without shareholder approval, to classify and reclassify existing and new Funds into one or more classes.

                                CONTROL PERSONS

     As of June 1, 2001, there were no beneficial owners of each Fund who owned more than 25% of the shares of the Funds as indicated below and may be deemed a "control person" of the Funds as such term is defined in the 1940 Act.

     As of June 1, 2001, there were no beneficial owners of each Fund who owned 5% or more of each Fund and may be deemed a principal holder of those Funds.

     The amount of shares of each Fund owned by all the officers and Trustees as a group is less than 1% of each Fund's outstanding securities.

VOTING

     Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of any Fund or any class thereof; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to change any fundamental policy of a Fund. Shareholders of the Funds receive one vote for each share owned on the record date; except that with respect to a matter submitted for a vote of shareholders of all Funds, shareholders will be entitled to vote on a dollar weighted basis. However, only shareholders of a Fund that is affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders.

OTHER RIGHTS

     Each Fund share representing interests in a Fund, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. These shares have no pre-emptive, subscription or conversion rights and are redeemable. There are no shareholder pre-emptive rights. Upon liquidation of a Fund, the shareholders of that Fund shall be entitled to share, pro rata, in any assets of the Fund after discharge of all liabilities and payment of the expenses of liquidation.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

     LSA Asset Management LLC (the "Manager"), located at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, serves as the investment adviser to the Trust and as investment manager to each of the Funds. The Manager is a wholly owned subsidiary of Allstate Life. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company. Allstate Insurance Company is the second largest property/casualty writer in the U.S. Allstate Insurance Company is a wholly owned subsidiary of The Allstate Corporation. Allstate Life, organized in 1957 as a stock insurance company under the laws of the state of Illinois, has established a record of financial strength that has consistently resulted in superior ratings. A.M. Best Company assigns an A+ (Superior) to Allstate Life.
Standard & Poor's Insurance Rating Services assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service, Inc. assigns an Aa2 (Excellent) financial strength rating to Allstate Life.

     The Manager provides  investment  management services to each Fund pursuant
to  an  Investment   Management   Agreement  with  the  Trust  (the  "Management

Agreement"). The services provided by the Manager consist of, among other things, directing and supervising each Adviser, reviewing and evaluating the performance of each Adviser and determining whether any Adviser should be replaced. The Manager and its affiliates will furnish all facilities and personnel necessary in connection with providing these services. The Management Agreement, after being initially approved by the Board of Trustees on May 30, 2001, will continue in force for two years; thereafter, it will continue in effect if such continuance is specifically approved, at least annually, at a meeting called for the purpose of voting on the Management Agreement, by the Trustees and by a majority of the Board members who are not parties to the Management Agreement or interested persons of any such party. The Manager pays all fees of the Advisers. The Advisers serve as independent contractors of the Manager.

     The Management Agreement is terminable, with respect to a Fund, without penalty, on not more than 60 days' nor less than 30 days' written notice by: (1) the Trust when authorized either by (a) in the case of a Fund, a majority vote of the Fund's shareholders; or (b) a vote of a majority of the Board; or (2) the Manager. The Management Agreement will automatically terminate in the event of its assignment. The Management Agreement provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Funds, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

     The Trust's Prospectus contains a description of fees payable to the Manager for services under the Management Agreement. The Manager, not any Fund, pays the fees of the Advisers.

THE ADVISERS

     The Manager has entered into an advisory agreement for each Fund pursuant to which the Manager has appointed an Adviser to carry out the day-to-day investment and reinvestment of the assets of the relevant Fund. Under the direction of the Manager, and, ultimately, of the Board, each Adviser is responsible for making all of the day-to-day investment decisions for the respective Fund (or portion of a Fund) in accordance with the Fund's investment objective, guidelines and policies. Each agreement with an Adviser was initially approved by the Board of Trustees, including a majority of the non-interested Trustees, on May 30, 2001. Each such agreement will continue in force for a period of two years and, thereafter, it will continue in effect if such continuance is specifically approved, at least annually, at a meeting called for the purpose of voting on the agreement, by the Trustees, including a majority of the non-interested Trustees. Pursuant to an order of the SEC, the Trust is not required to obtain shareholder approval upon entering into a new agreement with an Adviser or a new adviser.

     The Manager pays each Adviser a fee for its services from the Manager's own resources. A Fund pays no additional management fees for the services of the Advisers. Each Adviser furnishes at its own expense all facilities and personnel necessary in connection with providing these services.

     Van Kampen Asset Management Inc., 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois, 60181-5555, is the Adviser to the Aggressive Growth Fund and the Mid Cap Value Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than three million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $81 billion under management or supervision as of March 31, 2000.

Van Kampen Investments' more than 50 open-end and more than 30 closed-end funds and more than 2,700 unit investment trusts are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

     Fidelity Management & Research Company (FMR), 82 Devonshire Street, Boston, Massachusetts, 02109, is the adviser to the Diversified Mid-Cap Fund. In addition, FMR Co, Inc. (FMRC) serves as sub-subadviser for the Fund. FMRC will be primarily responsible for choosing investments for the Fund. FMRC is a wholly-owned subsidiary of FMR. As of January 31, 2001, FMR and its affiliate, FMRC, had approximately $612 billion in discretionary assets under management.

     Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Capital Appreciation Fund and is responsible for the day-to-day management of its investment portfolio. Janus Capital began serving as an investment adviser in 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. As of December 31, 2000 Janus had approximately $248.8 billion under management.

     A I M Capital Management, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as the Adviser to the Basic Value Fund and the Blue Chip Fund. The adviser has acted as an investment adviser since its organization in 1986 and together with its parent, A I M Advisers, Inc. currently advises or manages over 130 investment portfolios, encompassing a broad range of investment objectives.

     Organizational and portfolio manager information for each Adviser is also provided in the Trust's prospectus.

                                 FUND EXPENSES

     Each Fund assumes and pays the following costs and expenses to the extent they are not assumed by the Manager: interest; taxes, brokerage charges (which may be paid to broker-dealers affiliated with the Manager or an Adviser); costs of preparing, printing and filing any amendments or supplements to the registration forms of each Fund and its securities; all federal and state registration, qualification and filing costs and fees, issuance and redemption expenses, transfer agency and dividend and distribution disbursing costs and expenses; custodian fees and expenses; accounting, auditing and legal expenses; fidelity bond and other insurance premiums; fees and salaries of trustees, officers and employees (if any) of the Funds other than those who are also officers or employees of the Manager or its affiliates or the Administrator; industry membership dues; all annual and semiannual reports and prospectuses mailed to each Fund's shareholders as well as all quarterly, annual and any other periodic report required to be filed with the SEC or with any state; any notices required by a federal or state regulatory authority; and any proxy solicitation materials directed to each Fund's shareholders as well as all printing, mailing and tabulation costs incurred in connection therewith, and any expenses incurred in connection with the holding of meetings of each Fund's shareholders, and other miscellaneous expenses related directly to the Funds' operations and interest.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by the Manager and the Board, the Advisers are responsible for making the day-to-day investment decisions for each Fund and the placing of its portfolio transactions. In placing orders, it is the policy of each Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the Advisers generally seek competitive spreads or commissions, they may direct brokerage transactions to broker/dealers who also sell variable annuity and variable life insurance contracts issued by Allstate Life and its affiliates and the sale of such contracts may be taken into account by the Manager and/or the Advisers when allocating brokerage transactions. In addition, the Advisers may direct brokerage transactions to broker-dealers with which they are affiliated subject to principles of best execution and procedures established by the Board.

     The Advisers will generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     While the Advisers seek to obtain the most favorable net results in effecting transactions in a Fund's portfolio securities, dealers who provide supplemental investment research to an Adviser may receive orders for transactions for the Funds. Such supplemental research services may consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of an Adviser, a Fund will benefit by such supplemental research services, the Fund may pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed under the Management Agreement or the advisory agreements between the Manager and the Advisers. The expenses of the Advisers will not necessarily be reduced as a result of the receipt of such supplemental information. The Advisers may use such supplemental research in providing investment advice to their client accounts other than those for which the transactions are made. Similarly, the Funds may benefit from such research obtained by the Advisers for portfolio transactions for other client accounts.

     Investment decisions for the Funds will be made independently from those of any other clients that may be (or in the future may be) managed by the Manager, the Advisers or their affiliates. If, however, accounts managed by an Adviser are simultaneously engaged in the purchase of the same security, then, pursuant to general authorization of the Board and the Manager, available securities may be allocated to a Fund in a manner an Adviser deems to be fair. Such allocation and pricing may affect the amount of brokerage commissions paid by a Fund. In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue).

     Because  the  Funds  have  not   completed  a  fiscal  year,  no  brokerage
commissions have been provided.

     Securities held by any Fund may also be held by other funds and other clients for which the Advisers or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought by the Advisers for one or more clients when one or more of the Advisers' clients are selling the same security. If purchases or sales of securities arise for consideration at or about the same time for any Fund or client accounts (including other funds) for which the Manager or an Adviser acts as an investment adviser (including the Funds described herein), transactions in such securities will be made, insofar as feasible, for the respective Funds and other client accounts in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Advisers or their respective affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of each Fund is based on the prices of a Fund's underlying securities as of the close of trading of the New York Stock Exchange ("NYSE") on each day that the Exchange is open for business. The NYSE usually closes at 4:00 p.m. Eastern Standard Time though it may close earlier on any given day. The Funds will be closed for business and will not price their shares on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign). If no sale took place on such day, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate at the end of the reporting period. Options are valued at the last sales price; if no sales took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by, or under guidelines established by, the Funds' Board.

     Short-term debt securities with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the Fund's investments assuming the instrument's obligation is paid in full on maturity. In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates. For all Funds, securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities.

                       PURCHASE AND REDEMPTION OF SHARES

     For information regarding the purchase of Fund shares, or how a shareholder may have a Fund redeem his/her shares, see "Purchase and Redemption of Fund Shares" in the Funds' Prospectus.

             SUSPENSION OF REDEMPTIONS AND POSTPONEMENT OF PAYMENTS

     A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which: (1) disposal by a Fund of securities owned by it is not reasonably practicable, or
(2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

                             INVESTMENT PERFORMANCE

     Because the Funds have been in operation for less than one year, no performance history has been provided.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS

     Average annual total return quotations for the Funds are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                       n
                                 P(1+T) = ERV
Where:
P   =   a hypothetical initial payment of      n     =  number of years
        $1,000, less the maximum sales
        load applicable to a Fund

T   =   average annual total return            ERV   =  ending redeemable value
                                                        of the hypothetical
                                                        $1,000 initial payment
                                                        made at the beginning
                                                        of the designated
                                                        period (or fractional
                                                        portion thereof)

     The computation above assumes that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

     One of the primary methods used to measure performance is "total return." "Total return" will normally represent the percentage change in value of a Fund, or of a hypothetical investment in a Fund, over any period up to the lifetime of the class. Unless otherwise indicated, total return calculations will assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period.

     Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration.

     Each Fund's average annual total return quotations and yield quotations as they may appear in the Prospectus, this SAI or in advertising materials are calculated by standard methods prescribed by the SEC.

     Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using a standardized formula (set forth below), the income component of which is computed from the yields to maturity of all debt obligations held by the Fund based on prescribed methods (with all purchase and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution. A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

     Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

STANDARDIZED YIELD QUOTATIONS

     The yield of a Fund is computed by dividing the Fund's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the Fund on the last day of such base period in accordance with the following formula:



                          a-b       6
                      2[( ---   + 1)    - 1]
                          cd


Where:
a  =    net investment income earned          c  =  the average daily number of
        during the period attributable to           shares of the subject class
        the subject class                           outstanding during the
                                                    period that were entitled
                                                    to receive dividends

b  =    net expenses accrued for the          d  =  the maximum offering price
        period attributable to the subject          per share of the subject
        class

Net  investment   income  will  be  determined  in  accordance  with  rules
established by the SEC.

NON-STANDARDIZED PERFORMANCE

     In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Performance"). Non-Standardized Performance may be quoted for the same or different periods as those for which Standardized Return data is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Performance may or may not take sales charges (if any) into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. All Non-Standardized Performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

GENERAL INFORMATION

     From time to time, the Funds may advertise  their  performance  compared to
similar  funds  using  certain  unmanaged   indices,   reporting   services  and
publications.

     The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. Stock Market. The Index is a broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks.

     The Standard & Poor's MidCap 400 Index is designed to represent price movements in the mid cap U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, liquidity and industry representation. None of the companies in the S&P 400 overlap with those in the S&P 500 Index or the S&P 600 Index. Decisions about stocks to be included and deleted are made by the Committee which meets on a regular basis. S&P 400 stocks are market cap weighted; each stock influences the Index in proportion to its relative market capitalization. The inception year of the S&P MidCap 400 Index is 1982. The Index is rebalanced as needed. S&P 400 companies which merge or are acquired are immediately replaced in the Index; other companies are replaced when the Committee decides they are no longer representative.

     The Standard and Poor's Small Cap 600 Index is designed to represent price movements in the Emerging Growth Domestic Equity U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization. REITs are not eligible for inclusion.

     As of March 30, 2001 the range of the market capitalizations and the median capitalization of the S&P Indices are as follows:

     Standard & Poor's 500 Composite Stock Price Index had a capitalization range between $673 million and $415 billion, and a median capitalization of $7.6 billion.

     The Standard & Poor's MidCap 400 Index has a capitalization range between $88 million and $8.7 billion, and a median capitalization of $1.7 billion.

     The Standard and Poor's Small Cap 600 Index has a capitalization range between $32 million and $2.6 billion, and a median capitalization of $443 million.

     The  NASDAQ  Composite  OTC  Price  Index  is a market  value-weighted  and
unmanaged   index  showing  the  changes  in  the  aggregate   market  value  of
approximately 3,500 stocks.

     The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Bond Index.

     The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,900 bonds with a face value currently in excess of $3.5 trillion. Issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others.

     The Russell Mid Cap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. As of June 30, 2000, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index had an approximate market capitalization of $13 billion.

     The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to sort its universe to determine the companies that are included in the Index. Only common stocks are included in the Index. REITs are eligible for inclusion. As of June 30, 2000, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.

     The Russell 2500 Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market. As of June 30, 2000, the average market capitalization was approximately $959 million; the median market capitalization was approximately $606 million. The largest company in the index had an approximate market capitalization of $4 billion.

     The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by the market capitalization. However, EAFE is also available weighted by Gross Domestic Product (GDP). These weights are modified on July 1st of each year to reflect the prior year's GDP. Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the month end yield at every month end.

     The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by

Moody's. All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

     In addition, from time to time in reports and promotions:

          o a Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (b) Morningstar, Inc., another widely used independent research from which ranks mutual funds by overall performance, investment objectives, and assets; or (c) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information;

          o the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund;

          o other statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of
               Current  Business  or  other  independent   parties,   e.g.,  the
               Investment Company Institute, may be used to illustrate investment attributes to a Fund or the general economic, business, investment or financial environment in which a Fund operates;

          o various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of a Fund's performance;


          o the effect of tax-deferred compounding on a Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and

          o the sectors or industries in which a Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

                                     TAXES

     Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to elect to be treated, and intends to qualify for each taxable year, as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing and other requirements of the Code.

     Qualification of a Fund for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's gross income for its taxable year, without offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) each Fund distribute to its shareholders for each taxable year (in compliance with certain timing requirements) as dividends at least 90% of the sum of its taxable and any tax-exempt net investment income, the excess of net short-term capital gain over net long-term capital loss and any other net income for that year (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to qualify as a regulated investment company but is taxed to the Fund if it is not distributed); and (c) each Fund diversify its assets so that, at the close of each quarter of its taxable year,
(i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

     Each  Fund  also  intends  to  comply  with  the  separate  diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of the Fund as assets of the related separate account, these regulations are imposed on the assets of a Fund. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject the Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

     Under certain circumstances, the Fund will be subject to a 4% nondeductible federal excise tax on any amounts required to be but not distributed under a prescribed formula. The formula requires that a Fund distribute (or be deemed to have distributed) to its shareholders during each calendar year at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over its capital losses realized during the one-year period ending on October 31 of such year, and any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the Fund paid no income tax. Each Fund intends generally to seek to avoid liability for this tax.

     Any dividend declared by a Fund in October, November or December as of a record date in such a month and paid the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the year in which it is declared.

     If a Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may ameliorate these adverse tax consequences, but any such election could require the applicable Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Any Fund that is permitted to invest in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code. Section 988 generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income. Income for investments in commodities, such as gold and certain related derivative instruments, is also not treated as qualifying income under this test. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or shareholders in future years.

     A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

     Investments in debt obligation that are at risk of default may present special tax issues. Tax rules may not be entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and any other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

     Each Fund that invests in certain pay in-kind securities ("PIKs") (debt securities whose interest payments may be made either in cash or in-kind), zero coupon securities, deferred payment securities, or certain increasing rate securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in income currently) must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income tax. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

     Redemptions and exchanges of Fund shares are potentially taxable transactions for shareholders that are subject to tax. Shareholders should consult their own tax advisers to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain its tax consequences in their particular circumstances. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distribution of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under wash sale rules in the event of other investments in the same Fund (including through automatic reinvestment of dividends and distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

     Limitations imposed by the Code on regulated investment companies like the Fund may restrict a Fund's ability to enter into futures, options and currency forward transactions.

     Certain  options,   futures  and  forward  foreign  currency   transactions
undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its securities or other positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures and forward foreign currency contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently calculating the Fund's taxable income or gains. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

     The tax rules applicable to dollar rolls, currency swaps and interest rate swaps, caps, floors and collars may be unclear in some respects, and the Funds may be required to limit participation in such transactions in order to qualify as regulated investment companies. Additionally, the Fund may be required to recognize gain, but not loss, if any option, collar, futures contract, swap, short sale or other transaction that is not subject to the market-to-market rules is treated as a constructive sale of an appreciated financial position in the Fund's portfolio under Section 1259 of the Code. The Fund may have to sell portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to the Funds and certain aspects of their distributions. The discussion does not address special tax rules applicable to insurance companies.

          CUSTODIAN, TRANSFER AGENT, FUND ACCOUNTANT AND ADMINISTRATOR

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, provides the Funds with transfer agent, accounting, administrative and custodial services. As such, IBT is responsible for, among other things, processing purchase and redemption orders, calculating the Funds' net asset values and safeguarding the Funds' assets.

                                  DISTRIBUTOR

     ALFS, Inc. ("ALFS"), formerly known as Allstate Life Financial Services, Inc., acts as Distributor ("Distributor") for the Trust pursuant to a Distribution Agreement, dated as of October 1, 1999. ALFS receives no fee as distributor. The Distribution Agreement will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement between the Trust and ALFS was approved for continuation by the Trust's Board of Trustees on August 29, 2001.

                              INDEPENDENT AUDITORS

     The financial statements of the Trust will be audited by Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois.

                                   APPENDIX A

Description of S & P, Moody's and Fitch ratings:

S & P

Bond Ratings

AAA

     Bonds rated AAA have the highest rating assigned by the S & P. Capacity to pay interest and repay principal is extremely strong.

AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal.

A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than bonds in higher rated categories.

BB

     Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B

     Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC

     Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC

     The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C

     The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

D

     Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     S & P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

     An S & P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                      A-1

     This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

                                      A-2

     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated

     Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

     Issues carrying this designation are regarded as having only speculative capacity for timely repayment.

C

     This designation is assigned to short-term obligations with doubtful capacity for payment.

D

     Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S

Bond Ratings

Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

     Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be subject to more variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

FITCH

Bond Rating

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB

     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B

     Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC

     Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC

     Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C

     Bonds rated C are in imminent default in payment of interest or principal.

DDD, DD and D

     Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                      F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

                                      F-3

     Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S

     Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D

     Default. Issues assigned this rating are in actual or imminent payment default.

                                      B-50